CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Terra Nostra Resources Corp. (the “Company”) on Form 10-KSB for the period ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald C. Nicholson, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects,

the financial condition and results of operations of the Company.

Date: October 16, 2006	By: /s/ Donald C. Nicholson
Name: Donald C. Nicholson
Title: Principal Executive Officer